Exhibit 99.1

SLM Corporation Q1 2011 Investor Presentation

Forward-Looking Statements The following information is current as of May 9, 2011 (unless otherwise noted) and should be read in connection with SLM Corporation's 2010 Annual Report on Form 10-K (the "2010 Form 10-K"), first quarter 2011 Quarterly Report on Form 10-Q and in subsequent reports filed with the Securities and Exchange Commission (the "SEC"). Our actual results may differ materially from the forward-looking statements and information contained in this Presentation due to a variety of factors, including, but not limited to, those described in our 2010 Form 10-K in "Part I - Item 1A. Risk Factors" and in subsequent reports filed with the SEC. This Presentation contains forward-looking statements and information based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; failures of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations. 2

SLM Corporation 3 SLM Corporation Overview Page 4 The U.S. Student Loan Market Page 15 Credit Quality Page 24 Servicing: A Competitive Advantage Page 38 Funding Diversity and Liquidity Page 44 Risk-Adjusted Capitalization Page 58 FFELP Appendix Page 61 Private Credit Appendix Page 65 SLM Appendix Page 88

SLM Corporation Overview

SLM Corporation #1 saving and paying for college company with 40-years of leadership in the education lending market #1 servicer and collector of student loans in the U.S. servicing FFELP and Private Credit education loans and servicing for third parties, including 3.2 million for the Department of Education (ED) as of March 31, 2011 Serving 23 million unique customers Fully independent private sector company with scale and a broad franchise, traded on the NYSE $182 billion student loan portfolio, 80% of which is U.S. government guaranteed as of March 31, 2011 At quarter-end, 97% of student loans were funded with term liabilities 5

Life stage Customer Strategy Sallie Mae offers an unmatched, integrated suite of Saving, Planning, and Paying for College SM products and services 6

SLM Corporation Update Student loans outstanding increased to $182 billion at March 31, 2011 "Core Earnings" for Q1 2011 of $260 million, including restructuring charges and debt repurchasing gains* Declared a quarterly dividend of $0.10 per share on the company's common stock Authorized the repurchase of up to $300 million of outstanding common stock Originated $940 million Private Education Loans in Q1 2011, average FICO of 737 and 87% Cosigned Achieved #1 overall ranking in the First Quarter 2011 ED Collections Contract 7 * For a GAAP to "Core Earnings" reconciliation, see slide 89.

A Brief Corporate History 1 Currently known as the Federal Family Education Loan Program (FFELP). SLM Corporate Debt Ratings SLM Corporate Debt Ratings SLM Corporate Debt Ratings SLM Corporate Debt Ratings Moody's S & P Fitch Long-Term Ba1 BBB- BBB- Short-Term Not-Prime A-3 F3 Outlook Neg. Stable Stable Loan Portfolio Loan Portfolio Loan Portfolio Loan Type $B % FFELP Loans $145.5 80% Private Education 36.0 20% Total Portfolio $ 181.5 100% As of March 31, 2011 Net of provision 8 As of March 31, 2011

Q1 11 "Core Earnings" Summary 9

FFELP Loan Segment Earnings Detail 10

Consumer Lending Segment Earnings Detail 11

SLM Corporation Three Distinct Aspects of the Business Model FFELP Loan Portfolio Existing portfolios generating substantial income and cash flow Residuals stable due to minimal credit and interest rate risk Consumer Lending Largest originator of Private Education Loans Significant long term value Legacy portfolio quality vastly improved Business Services Servicing cash flows are super senior Attractive fee business with little capital required & high return on equity Diverse portfolio of customers and services Opportunities exist to expand services provided including industry consolidation Efficient cost structure and top performer 12

Federal Student Loan Market Outstanding Government Student Loan Market Distribution FFYE 9/30/2010 FFYE 9/30/2010 FFYE 9/30/2010 FFYE 9/30/2010 Top 10 Holders of FFELP Loans FFYE 9/30/2010 ($ in millions) FFYE 9/30/2010 ($ in millions) FFYE 9/30/2010 ($ in millions) Sources: US Department of Education Report 4/2011, FSA 2010 Annual Report 1 Includes $26.1 billion of FFELP Loans Purchased from the Student Loan Corporation on December 31, 2010 2 Student Loan Xpress is a CIT company 13

Office of the Chief Executive Officer 14 Al Lord, Chief Executive Officer Jack Remondi, President & Chief Operating Officer Jonathan Clark, EVP & Chief Financial Officer Laurent Lutz, EVP & General Counsel Jim Truitt, SVP & Chief Compliance Officer April Stercula, SVP Administration Steve Hauber, SVP & Chief Audit Officer David West, SVP & Chief Credit Officer

The U.S. Student Loan Market

Favorable Student Loan Market Trends Source: College Board Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted (CHART) Higher Education Enrollment (millions) Source: National Center for Education Statistics Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2009 onward Annual Cost of Education ($ thousands) (CHART) Source: President's 2011 Budget. Gross commitments by fiscal year Note: Excludes consolidation volume Federal Student Loan Origination Volume ($ billions) (CHART) '02-'08 CAGR: 12% '08-'14 CAGR: 6% Relationship Between Higher Education, Income and Employment (CHART) Source: U.S. Census Bureau, Current Population Survey, 2010 Annual Social and Economic Supplement. Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Dec. 2010. Represents unemployment for civilian non-institutional population over age 25. Unemployment Average annual income 16

College Grads Experience Lower Levels of Unemployment Source: U.S. Department of Labor, Bureau of Labor Statistics as of 3/31/2011 17 (CHART)

SLM Private Education Loan Originations (CHART) 18

SLM's Private Education Loan Portfolio Private Education Loan Portfolio Characteristics $36 billion portfolio 20% of SLM's total student loan portfolio Loans are based on floating interest rates, with loan margins determined by the credit quality of the borrower and/or cosigner Approximately 60% of portfolio has a cosigner, typically a parent Higher education loans typically non-dischargeable in bankruptcy Integrated underwriting, servicing and collections 19 As of March 31, 2011

SLM's New Private Education Loan Product Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school Interest Only - Requires interest only payment during in-school period Fixed Repayment - Requires $25 payments during in-school period Deferred Repayment - Allows customers to defer payments while the customer is in school Repayment term is driven by cumulative amount borrowed and grade level Full communication with customers during in-school period Full collection activities employed at both the customer and cosigner level All loans certified by the school's financial aid office to ensure that customers borrow no more than the cost of attendance 20

Private Education Loan Market Opportunity Private education loans help bridge the gap between funding available through ED programs and the increasing cost of education Supplement U.S. Government guaranteed student loans, but not guaranteed by the U.S. Government Cost of College AY 2009-2010 Based on a Four-Year Term ED Lending Limit $31,000 Cost of attendance gap ED Lending Limit $31,000 Source: College Board, Trends in College Pricing, U.S. Department of Education 2009 Cost of College AY 1999-2000 Based on a Four-Year Term Cost of attendance gap 21

Private Education Loan Market Opportunity The total cost of education for Students and Parents is estimated at $410 billion (1) Grants include federal, state, institutional, private/employer, education tax benefits and work study Source: College Board, U.S. Department of Education & Company analysis (CHART) (1) 22 Cost of education has grown more than 3 times faster than the CPI

Private Credit Industry Originations 2009-10 academic year market share approximately 33% Source: College Board, Trends in Higher Education Series (2010). 2009-2010 industry data is preliminary. Data reported by academic year, SLM quarterly data converted to academic year basis. 23 (CHART) Private Education Loans declined as result of an increase in federal student loan limits, an overall increase in the use of federal student loans as well as an increase in federal grants.

Credit Quality

Loan Losses Loan Losses Loan Losses (CHART) + = Private Education Loans(2) 20% U.S. Government Guaranteed Loans(2) 80% Charge-Offs (1) = 0.06% Charge-Offs (1) = 2.99% Total Charge-Offs (1) = 0.65% FFELP charge-offs as a percentage of average FFELP loans. Private Education Loan charge-offs as a percentage of average Private Education Loans. Total charge-offs as a percentage of average FFELP Loans and Private Education Loans. Percentages of total student loan portfolio based upon average portfolio balances. Student Loan Portfolio(2) (CHART) 25 As of March 31, 2011

Among the multiple variables that impact the performance of Sallie Mae's private education loans, a combination of the following has the greatest impact: (1) If there is a co-borrower, FICO score represents higher of borrower and co-borrower score. (2) For SLM Traditional Private Education Loans 2010 annualized defaults. FICO score of Borrower or Co- Borrower(1) Presence of a Co-Borrower School attended, through its impact on: Graduation Rate Employment Rate Earnings Prospects Borrower Attributes Impact of Default Drivers on 2010 Annualized Defaults(2) 26 Private Education Loan Performance Drivers

SLM Private Credit Default Emergence Profile Payments Due(1) - Traditional vs. Non-Traditional (CHART) 27 (1) Payments due includes all periods of active repayment, whether the borrower was delinquent or current. Also included are periods spent in deferment, although payments are typically not due during this time. Periods in a forbearance status are not included. (2)Excludes Sallie Mae Smart Option, LAW, MED, MBA, and bar-study/residency loans.

Private Credit Default Performance Default Rates By Months In Repayment 28 (CHART)

Private Credit Default Performance Default Rates By Payments Made 29 (CHART)

Charge-offs driven by Non-Traditional loans Non-Traditional loans represent approximately 10% of the Private Education Loan portfolio but nearly a third of charge-offs Charge-off Trends Mix of Traditional vs. Non-Traditional 30 (CHART) (CHART) $ Charge-offs Charge-off rate as a % of repayment balance

"Core Earnings" Private Education Loan Portfolio Performance

Traditional Loans with a Cosigner	Q111	Q410	Q310	Q210	Q110
Outstanding Balance as a % of Total	57%	56%	56%	55%	55%
90+ Delinquency as a % of Repayment	3.0%	3.1%	3.3%	3.4%	3.7%
Forbearance as a % of Repayment & Forbearance	3.9%	4.0%	3.8%	4.7%	4.5%
Charge-Offs as a % of Repayment (1)	1.8%	2.0%	2.4%	2.3%	2.0%

Traditional Loans without a Cosigner	Q111	Q410	Q310	Q210	Q110
Outstanding Balance as a % of Total	33%	33%	33%	34%	34%
90+ Delinquency as a % of Repayment	5.9%	6.0%	6.3%	6.4%	6.8%
Forbearance as a % of Repayment & Forbearance	4.9%	4.9%	4.5%	5.4%	5.4%
Charge-Offs as a % of Repayment (1)	4.8%	5.1%	6.3%	5.7%	5.0%

Non-Traditional Loans with a Cosigner	Q111	Q410	Q310	Q210	Q110
Outstanding Balance as a % of Total	3%	3%	3%	3%	3%
90+ Delinquency as a % of Repayment	12.0%	12.6%	13.3%	13.3%	14.7%
Forbearance as a % of Repayment & Forbearance	7.5%	7.1%	7.2%	8.1%	8.0%
Charge-Offs as a % of Repayment (1)	9.2%	10.0%	11.5%	12.0%	10.6%

Non-Traditional Loans without a Cosigner	Q111	Q410	Q310	Q210	Q110
Outstanding Balance as a % of Total	7%	7%	8%	8%	8%
90+ Delinquency as a % of Repayment	15.4%	16.0%	17.1%	17.2%	19.4%
Forbearance as a % of Repayment & Forbearance	6.0%	5.7%	5.6%	6.8%	6.6%
Charge-Offs as a % of Repayment (1)	15.1%	17.0%	18.9%	20.6%	17.9%

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(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented

SallieMae

(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented "Core Earnings" Private Education Loan Portfolio Performance 32

Significant Improvement in Portfolio Quality 33 $ Volume in Billions % of Non Traditional % of Cosigned % of For Profit Average Winning FICO Actual 2008 $7.3 15% 54% 33% 708 2009 $6.6 13% 56% 28% 711 2010 $5.2 11% 59% 21% 713 Projected 2011 $2.8 10% 62% 18% 716 2012 $1.4 8% 67% 13% 719 2013 $0.6 7% 71% 12% 726 Legacy Loans Entering Repayment(1) Projected loans entering repayment does not include new loan originations which are expected to be 100% Traditional loans and have significantly higher FICO scores and cosigners. (1) Excludes Smart Option loans. Note: Volume for all years is based on outstanding balances.

Private Loan Repayment Cycle Major Repayment Wave occurs in the fourth quarter Early stage delinquencies follow in Q1 and decline in Q2 and Q3 Mid stage delinquencies follow in Q2 Charge offs peak in Q3, concentrated in July (CHART) 34 Note: Excludes Smart Option loans.

Loan Seasoning 35

Loan Seasoning 36

Loan Seasoning 37

Servicing: A Competitive Advantage

SLM's Competitive Advantage SLM has a distinct competitive advantage in all facets of the education loan market. Best in Class Vertically Integrated Origination/ Servicing/Collections Strongest National Brand in Education with Consumers and Schools State-of-the-Art Loan Delivery Platform Largest & Most Experienced Sales Team Breadth of Products & Services Over $200B Serviced, 23 million Customers Economies of Scale Singular Focus & Scale 39

Operations locations



Niles, IL (AFS)
• Collections
Cincinnati, OH (GRC)
• Collections
New York State Arcade, Perry, Horseheads
• Collections
Newton, MA
• Upromise
• Business Development
Wilkes-Barre, PA
• Servicing
• Call Center
Moorestown, NJ
• Collections
Murray, UT
• Sallie Mae Bank
Kansas City, MO
• Upromise
• Campus Solutions
Newark, DE Headquarters
• Credit &Collections
• Customer Resolution Srvcs
• Servicing
• Fraud
• Business Development
Fishers, IN
•Collections
• Information Technology
• Servicing
• Fulfillment
• Call Center
• Sales
Muncie, IN
• Collections
Reston, VA
• Finance
• Legal
• Information Technology
Washington, DC
• Government Relations
★ Corporate Headquarters

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SallieMae

SLM PRIVATE EDUCATION LOAN COLLECTIONS Sallie Mae services and collects the vast majority of loans in its Private Education Loan portfolio Private Education Loan collections are conducted by a stand-alone consumer credit collections unit, not the company's FFELP collections operations Private Education Loan collections are managed by individuals with extensive experience managing collections operations for credit cards and other consumer loans Over the past two years, Private Education Loan collections technology and practices have been enhanced Multi-variable analysis has enabled prioritization of collection efforts on higher risk borrowers Forbearance policies have been enhanced to reduce reliance on forbearance as a collection tool, while still meeting customer needs during an economic downturn Additional workout and settlement programs have been introduced to help customers avoid default Collection workstations, dialer capabilities, and internet utilities have all been enhanced with more effective technology solutions Sallie Mae Private Education Loans are charged-off at the end of the month if the loan exceeds 212 days past due Overview Collection Philosophy and Fundamentals Segmented Collection Practices by Risk Tier Determine optimal contact channel based on borrower's preferences and risk profile. Channels include letter, phone, email, text messaging, Internet Phone attempts begin at 5-15 days past due Simultaneous collections efforts on borrower and cosigner For lowest risk segments, contact begins at 30 days due to high self-cure rates In high risk segments, communication begins before repayment to notify borrower of obligation coming due Delinquency is reported to credit bureaus for borrower and co-signer beginning at 45 days past due and monthly thereafter, with no reporting for loans in forbearance Focus on account ownership by collectors for middle and late stage accounts Tenured collectors assigned to higher risk accounts Credit reports reviewed as part of repayment negotiation Locate and make contact with the borrower and/or co- signer simultaneously Understand and document each borrower's unique circumstance and reason for delinquency Secure and understand how they will stay up-to-date once cured from delinquency Document each account and update demographic and employment information Focus on cash collections as the primary account resolution approach 41

Business Services Segment 42 "Core Earnings" Revenue of $334 million in Q1 2011 More than 77% of revenue generated by FFELP servicing and contingent collections ED servicing and collections businesses will grow organically with federal Direct Lending, added focus on increasing market share through performance Growth in 529 account asset servicing and transaction processing is key objective Plan to leverage campus relationships and servicing capabilities to grow Campus Solutions processing business

Business Services Segment Revenue 43 (CHART) Total "Core Earnings" Business Services Revenue of $334 million For the quarter ended March 31, 2011

Funding Diversity and Liquidity

2011 1st Quarter Capital Markets Summary Realized gains of $64 million on debt repurchases. Issued $812 million of FFELP ABS. Issued a $2 billion unsecured bond. Expanded and extended our ABCP facility. ABCP borrowings reduced to $5.0 billion. Retired all 70 million shares of common stock held in SLM treasury. April 26, completed $562 million of Private Credit ABS. 45

Liquidity Position Detail (1) At March 31, 2011, December 31, 2010, and March 31, 2010 includes $1.1 bn, $2.0 bn, and $3.0 bn, respectively, of cash and liquid investments at Sallie Mae Bank. (2) On November 24, 2010, our remaining bank line of credit was retired. (3) Borrowing capacity is subject to availability of collateral. As of March 31, 2011, December 31, 2010 and March 31, 2010 we had $2.4 billion, $1.5 billion and $2.6 billion, respectively, of outstanding unencumbered FFELP Loans, net, available for use in either the FFELP ABCP facilities or FHLB-DM facility. Note: Numbers may not add due to rounding 46

Recent ABS Transactions Recent ABS Transactions Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates. Pricing represents the discount margin to the 10% optional redemption date. The B Class Notes were originally retained and then sold to investors on March 17, 2011. Pricing represents the discount margin to the 10% optional redemption date. Pricing represents the yield to expected maturity. 47

Employ conservative long-term funding model * Funded to Term includes 13% or $23.2 billion of student loans funded under the Straight A Funding Facility as of March 31, 2011, and 17% or $30.6 billion of student loans funded under the ED Purchase and Participation Program and Straight A Funding Facility as of March 31, 2010. (CHART) High Percentage of Student Loans Funded to Term 48 (CHART)

Funding Distribution At March 31, 2011 total "Core Earnings" borrowings were $190.7 billion 49 (CHART) *Other includes FHLB-DM facility borrowings, on-balance sheet indentured trusts, SLM acquisition funding and other "Core Earnings" borrowings as identified in the Q1 2011 Supplemental Earnings Disclosure.

SLM Asset-Backed Funding SLM ABS Term Issuance Volume Reported at quarter closing dates, net of paydowns. Balances inclusive of FFELP and legacy private ABCP, legacy UBS Phoenix facility, FHLB Des Moines and seller financing for the SLC acquisition. 50 SLM Secured Funding ABS Issuance ($ in billions) Q1 11 2010 2009 2008 Non-Consolidation FFELP ABS $ - $ 2.0 $ - $ 18.5 Consolidation FFELP ABS 0.8 - 5.9 - Private Credit ABS - 4.2 7.5 - Total ABS Issuance $ 0.8 $ 6.2 $ 13.4 $ 18.5 Secured Borrowings ($ in billions) Q1 11 2010 2009 2008 Net ED Participation Program (1) $ - $ - $ 9.0 $ 7.4 Straight - A Funding Facility 23.6 24.5 14.3 - ABCP & Other Secured Facilities (2) 6.6 7.9 8.8 24.8 Total Asset Funding $ 30.2 $ 32.4 $ 32.1 $ 32.2

SLM Corporate Debt Activity SLM Corporate Debt Issuance Volume SLM Corporate Debt Repurchases Note: Total may not foot due to rounding. (1)US$ equivalent at the time of issuance (2)Face value amounts repurchased 51

Note: Does not include Sallie Mae Bank or Subsidiary funding Repurchased $825 million of debt in Q1 11 Repurchased $4.9 billion of debt in 2010 Unsecured Debt Maturities 2011 2012 2013 2014 2015 2016 2017 2018 Thereafter Change from Prior Year ($1.8) ($0.4) ($0.4) ($1.9) - $2.0 - - - Change from Q410 ($0.7) - - ($0.7) - $2.0 - - - 52

Unencumbered Assets & Unsecured Debt 53 * On 1/1/10, upon adopting ASC 810, the Retained Interests were removed from the consolidated balance sheet and the assets and liabilities of off-balance sheet ABS were consolidated onto the balance sheet. ** Amounts include loans, cash, and accrued interest receivable less debt outstanding for all secured borrowing facilities. Amounts reflect the current balance and prior period adjustments made to account for the impact of ASC 815. Further detail of the nature of the adjustment can be found in the 1Q 2011 SLM Corporation Supplemental Earnings Disclosure. The difference between unencumbered assets and outstanding unsecured debt continues to diminish

Secured Cash Flow 54 Note: Totals may not add due to rounding * Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps All APBs are an average of 4 quarterly 2-point averages Interest to be capitalized not available for On-Balance Sheet Indentured Trust balance

Projected Cash Flows From FFELP Portfolio Assumptions CP/LIBOR = 10 basis points No Floor Income CPR/CDR = Stafford & Plus (7.0%), Consolidation (3.0%) 55 ($ in Millions) Total Cash Flows from Projected Excess Spread = $9.1 Billion Total Cash Flows from Projected Servicing Revenues = $5.8 Billion

Sallie Mae Bank Bank charter Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI) Charter granted October 2005 Current bank activity Originates Sallie Mae's private education loans Funded through affiliate and brokered deposits and a direct retail deposit program launched in Feb 2010 18.3% Total Risk-based Capital at March 31, 2011 Dividend of $400 million paid in October 2010 Deposit taking activities Strong cash position used to fund Private Credit originations Deposits totaled $6.1 billion at March 31, 2011 $4.5 billion Brokered Deposits $1.6 billion Direct Retail and other affiliate and non-affiliate Deposits Brokered Deposit term portfolio has a weighted average maturity of 19.4 months Total deposits decreased by 4.5% in 1Q11 due primarily to brokered deposit maturities 56

Sallie Mae Bank - Capital & Deposits *Primarily affiliate deposit accounts with no stated maturities 57 Bank Deposits ($ millions) Bank Deposits ($ millions) Bank Deposits ($ millions) Bank Deposits ($ millions) Bank Deposits ($ millions) Bank Deposits ($ millions) Bank Deposits ($ millions) Mar 11 Dec 10 Sep 10 Jun 10 Mar 10 Dec 09 Brokered CDs $4,177 $4,604 $4,961 $5,023 $5,417 $5,632 Brokered - Other 273 274 234 190 205 204 Retail Deposits 1,222 1,090 838 242 4 - Other Deposits* 461 458 542 441 478 495 Total Deposits $6,133 $6,426 $6,575 $5,896 $6,104 $6,331 Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Ratio Mar 11 Dec 10 Sep 10 Jun 10 Mar 10 Dec 09 Tier 1 Leverage 12.9% 12.1% 16.7% 17.2% 16.2% 15.0% Tier 1 Risk Based 17.0% 18.7% 26.7% 30.4% 30.7% 24.6% Total Risk Based 18.3% 19.7% 27.7% 31.4% 31.6% 25.4%

Risk-Adjusted Capitalization

Capitalization SLM Corporation GAAP tangible stockholders' equity as a percentage of total "Core Earnings" assets. Average GAAP tangible equity including preferred stock to charge-offs. SLM charge-offs based on total "Core Earnings" loans, annualized. 59 1Q11 2010 2009 2008 Tangible Equity/"Core Earnings" Assets(1) 2.3% 2.2% 2.0% 1.8% Tangible Equity/Charge-Offs(2) 4x 3x 3x 7x

Capital Allocation 0.50% *10% - 12% SLM allocates capital internally based on the risk of the assets it supports SLM Corp Assets Capital Allocation 0% - 25%* Cash, Investments, Other Assets 10% of "Core Earnings" Assets Private Education Loans 18% of "Core Earnings" Assets Government Guaranteed Loan Assets 72% of "Core Earnings" Assets Based on Risk 60 *Other Assets includes a small amount of goodwill & intangibles for which capital is allocated at 100%

FFELP Appendix

SLM FFELP ABS Issue Characteristics

Typical SLM FFELP ABS Transaction Features

- Issue size of $0.5B to $1.0B
- Tranches or pass-through denominated in US$
- AAA rated senior tranches make up to 97% of issue structure
- Floating rate tied to 1 mo. LIBOR
- Amortizing tranches, with 1 to 15(+) year average lives
- Masterservicer is Sallie Mae, Inc.

Unique Characteristics of FFELP Loan ABS

- Explicit U.S. government guarantee of underlying collateral insulates bondholders from virtually any loss of principal(1)
- Formerly a 20% risk-weighted asset, now a <10% risk-weighted under Basel II's IRB methodology
- Offer significantly higher spreads than government agency securities with comparable risk profiles
- Short (1-3 yrs), intermediate (3-7 yrs), long (7-10 yrs) and very long (10-15+ years) term tranches available at new issue and in secondary

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(1) Principal and accrued interest on underlying FFELP loan collateral carry a guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

SallieMae

SLM Stafford/PLUS ABS Trusts Prepayment Analysis Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined Historical SLM Stafford/PLUS ABS CPRs * Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments. 63 63 (CHART)

SLM Consolidation ABS Trusts Prepayment Analysis Historical Consolidation ABS CPRs * Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments. CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers' loans 64 (CHART) (CHART)

Private Credit Appendix

Recent SLM Private Education Loan ABS Characteristics Issue size of $500M to $1.0B US$ denominated Triple-A rated senior notes only; no subordinate tranches 20-30(+)% overcollateralization Pass-thru with 3-5(+) yr average lives, or multiple tranches with 1-10(+) yr average lives Floating rate tied to 1 mo. LIBOR Collateralized by loans made to students and parents to fund college tuition, room and board Underwritten using FICO, Custom Scorecard & DTI w/risk-based pricing 60-70(+)% with co- borrowers, typically a parent Typically non-dischargeable in bankruptcy Serviced exclusively by Sallie Mae Typical SLM Private Loan ABS Structures Unique Characteristics of SLM Private Loan ABS 66

SLM Private Education Loan Gross Defaults SLM Private Education Loan Gross Defaults For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option. Charge-offs per the servicer's portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent. Charge-offs due to a borrower's bankruptcy filing for which the loan is now current or paid off. Charge-offs due to a borrower's bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including: bankruptcy stay, deferment, forbearance or delinquency. 67 As of February 28, 2011

SLM Private Credit Gross Defaults Constraining Rating Agency Stress Levels at Issuance As of March 31, 2011 2011-A default rates are expressed as a proportion of repayment balance. (CHART) 68

Sallie Mae Investor Relations Website SLM student loan trust data (Debt/asset backed securities - SLM Student Loan Trusts) Static pool information - Detailed portfolio stratifications by trust as of the cutoff date Accrued interest factors Quarterly distribution factors Historical trust performance - monthly charge-off, delinquency, loan status, CPR, etc. by trust Since issued CPR - monthly CPR data by trust since issuance SLM student loan performance by trust - Issue details Current and historical monthly distribution reports Distribution factors Current rates Prospectus for public transactions and Rule 144A transactions are available through underwriters Additional information (Webcasts and presentations) Archived and historical webcasts, transcripts and investor presentations www.salliemae.com/about/investors 69

Private Credit ABS Trusts Forbearance Forbearance usage is typically highest when loans enter repayment, and declines as loans season Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM's forbearance strategy 70 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0.1311 0.1668 0.17 0.1563 0.1482 0.1361 0.1502 0.1308 0.0984 0.0756 0.0774 0.0794 0.0977 0.0882 0.0748 0.0799 0.0662 0.0522 0.0628 0.0635 0.0678 0.068 0.0555 0.0497 0.0276 0.0235 0.0157 0.0149 0.0114 0.0096 0.0106 0.0119 0.0083 0.0092 2003 0.1089 0.1051 0.1078 0.1409 0.1431 0.1517 0.096 0.1004 0.0914 0.1078 0.1227 0.1265 0.1121 0.1202 0.1006 0.0986 0.1019 0.1121 0.1134 0.1194 0.0989 0.09 0.0514 0.0428 0.0302 0.0279 0.0199 0.018 0.0164 0.0189 0.0158 0.0182 2004 0.1487 0.1678 0.0978 0.1123 0.1036 0.1233 0.1348 0.1437 0.1252 0.1358 0.1147 0.1213 0.126 0.1336 0.1318 0.1461 0.1176 0.1109 0.0611 0.051 0.0374 0.0353 0.0248 0.0216 0.021 0.0233 0.0183 0.0201 2005 0.113 0.144 0.1388 0.1852 0.1627 0.1798 0.143 0.1646 0.1653 0.184 0.1721 0.2079 0.1641 0.1553 0.0845 0.0716 0.0563 0.0539 0.038 0.0344 0.0329 0.0355 0.0279 0.0282 2006 0.1477 0.1576 0.1239 0.1755 0.1763 0.2011 0.181 0.2343 0.1871 0.1789 0.0924 0.0812 0.0646 0.0656 0.0462 0.0433 0.039 0.0429 0.0345 0.038 2007 0.1388 0.1665 0.1576 0.2365 0.1854 0.1882 0.0996 0.0899 0.0744 0.0792 0.0591 0.0545 0.0497 0.0559 0.044 0.0496 2009 0.0591 0.0731 0.0519 0.049 0.0446 0.0496 0.0398 0.0458 2010 0.0597 0.0458 0.0388 0.043 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0.1311 0.1668 0.17 0.1563 0.1482 0.1361 0.1502 0.1308 0.0984 0.0756 0.0774 0.0794 0.0977 0.0882 0.0748 0.0799 0.0662 0.0522 0.0628 0.0635 0.0678 0.068 0.0555 0.0497 0.0276 0.0235 0.0157 0.0149 0.0114 0.0096 0.0106 0.0119 0.0083 0.0092 2003 0.1089 0.1051 0.1078 0.1409 0.1431 0.1517 0.096 0.1004 0.0914 0.1078 0.1227 0.1265 0.1121 0.1202 0.1006 0.0986 0.1019 0.1121 0.1134 0.1194 0.0989 0.09 0.0514 0.0428 0.0302 0.0279 0.0199 0.018 0.0164 0.0189 0.0158 0.0182 2004 0.1487 0.1678 0.0978 0.1123 0.1036 0.1233 0.1348 0.1437 0.1252 0.1358 0.1147 0.1213 0.126 0.1336 0.1318 0.1461 0.1176 0.1109 0.0611 0.051 0.0374 0.0353 0.0248 0.0216 0.021 0.0233 0.0183 0.0201 2005 0.113 0.144 0.1388 0.1852 0.1627 0.1798 0.143 0.1646 0.1653 0.184 0.1721 0.2079 0.1641 0.1553 0.0845 0.0716 0.0563 0.0539 0.038 0.0344 0.0329 0.0355 0.0279 0.0282 2006 0.1477 0.1576 0.1239 0.1755 0.1763 0.2011 0.181 0.2343 0.1871 0.1789 0.0924 0.0812 0.0646 0.0656 0.0462 0.0433 0.039 0.0429 0.0345 0.038 2007 0.1388 0.1665 0.1576 0.2365 0.1854 0.1882 0.0996 0.0899 0.0744 0.0792 0.0591 0.0545 0.0497 0.0559 0.044 0.0496 2009 0.0591 0.0731 0.0519 0.049 0.0446 0.0496 0.0398 0.0458 2010 0.0597 0.0458 0.0388 0.043

Private Credit ABS Trusts 31-60 Day Delinquencies 71 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0.0181 0.029 0.0191 0.0283 0.0235 0.0284 0.0219 0.0243 0.025 0.0242 0.0197 0.0226 0.0232 0.0222 0.023 0.0237 0.024 0.022 0.0163 0.0168 0.019 0.0184 0.0199 0.0211 0.0268 0.0306 0.0223 0.0264 0.024 0.0283 0.0255 0.0228 0.0254 0.0263 2003 0.0122 0.025 0.0167 0.0288 0.0204 0.0285 0.0197 0.0299 0.021 0.0248 0.0208 0.0253 0.0235 0.0259 0.0242 0.0269 0.0193 0.0231 0.0227 0.019 0.023 0.0238 0.0297 0.033 0.0278 0.0259 0.0277 0.0306 0.0284 0.0251 0.0268 0.0311 2004 0.0248 0.0331 0.0208 0.0336 0.0234 0.0338 0.0241 0.0321 0.0284 0.0313 0.0269 0.0305 0.0218 0.0251 0.0241 0.0214 0.0249 0.0251 0.0316 0.037 0.0283 0.0274 0.0302 0.0329 0.0293 0.0256 0.0292 0.0312 2005 0.0224 0.0327 0.0182 0.028 0.0259 0.0312 0.0232 0.0316 0.0239 0.0272 0.0256 0.0218 0.0263 0.0234 0.0318 0.0388 0.0302 0.0281 0.0317 0.0327 0.0315 0.0246 0.03 0.0327 2006 0.0265 0.0402 0.0207 0.0314 0.0229 0.0301 0.0228 0.0249 0.0263 0.0291 0.0339 0.0425 0.0329 0.0347 0.0346 0.0392 0.0361 0.0288 0.0352 0.0386 2007 0.0116 0.0227 0.0138 0.0174 0.0203 0.0264 0.0283 0.0423 0.0311 0.033 0.0317 0.0362 0.0364 0.0265 0.0321 0.0377 2009 0.0259 0.0308 0.0227 0.0316 0.031 0.0295 0.0299 0.0353 2010 0.0287 0.0214 0.0218 0.0284 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0.0181 0.029 0.0191 0.0283 0.0235 0.0284 0.0219 0.0243 0.025 0.0242 0.0197 0.0226 0.0232 0.0222 0.023 0.0237 0.024 0.022 0.0163 0.0168 0.019 0.0184 0.0199 0.0211 0.0268 0.0306 0.0223 0.0264 0.024 0.0283 0.0255 0.0228 0.0254 0.0263 2003 0.0122 0.025 0.0167 0.0288 0.0204 0.0285 0.0197 0.0299 0.021 0.0248 0.0208 0.0253 0.0235 0.0259 0.0242 0.0269 0.0193 0.0231 0.0227 0.019 0.023 0.0238 0.0297 0.033 0.0278 0.0259 0.0277 0.0306 0.0284 0.0251 0.0268 0.0311 2004 0.0248 0.0331 0.0208 0.0336 0.0234 0.0338 0.0241 0.0321 0.0284 0.0313 0.0269 0.0305 0.0218 0.0251 0.0241 0.0214 0.0249 0.0251 0.0316 0.037 0.0283 0.0274 0.0302 0.0329 0.0293 0.0256 0.0292 0.0312 2005 0.0224 0.0327 0.0182 0.028 0.0259 0.0312 0.0232 0.0316 0.0239 0.0272 0.0256 0.0218 0.0263 0.0234 0.0318 0.0388 0.0302 0.0281 0.0317 0.0327 0.0315 0.0246 0.03 0.0327 2006 0.0265 0.0402 0.0207 0.0314 0.0229 0.0301 0.0228 0.0249 0.0263 0.0291 0.0339 0.0425 0.0329 0.0347 0.0346 0.0392 0.0361 0.0288 0.0352 0.0386 2007 0.0116 0.0227 0.0138 0.0174 0.0203 0.0264 0.0283 0.0423 0.0311 0.033 0.0317 0.0362 0.0364 0.0265 0.0321 0.0377 2009 0.0259 0.0308 0.0227 0.0316 0.031 0.0295 0.0299 0.0353 2010 0.0287 0.0214 0.0218 0.0284 Early stage delinquencies remained relatively steady through 2009 and 2010 even as unemployment increased

Private Credit ABS Trusts 61-90 Day Delinquencies 72 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0.008 0.0175 0.0116 0.0162 0.0128 0.0134 0.0115 0.0154 0.0151 0.0118 0.0075 0.0097 0.007 0.0081 0.0078 0.0103 0.0086 0.012 0.0062 0.0078 0.0076 0.007 0.0071 0.0083 0.009 0.0148 0.0112 0.0132 0.012 0.0153 0.0124 0.0132 0.0135 0.0149 2003 0.003 0.0102 0.0065 0.0194 0.0093 0.0161 0.0101 0.0157 0.008 0.013 0.0081 0.0137 0.0091 0.0137 0.0107 0.0155 0.0075 0.0113 0.0099 0.0084 0.0094 0.0127 0.0125 0.0201 0.0148 0.0163 0.0168 0.0186 0.0121 0.0161 0.0148 0.016 2004 0.0098 0.0158 0.0105 0.019 0.0082 0.0155 0.0084 0.0143 0.0096 0.015 0.0108 0.0184 0.0088 0.014 0.0122 0.0089 0.0096 0.0154 0.0142 0.0228 0.0142 0.0179 0.0178 0.0189 0.0125 0.0172 0.0148 0.0172 2005 0.0088 0.013 0.0073 0.0169 0.0086 0.0183 0.0103 0.0229 0.0097 0.0199 0.0132 0.0122 0.01 0.0183 0.016 0.0284 0.014 0.0229 0.0203 0.0226 0.0125 0.0194 0.0166 0.0196 2006 0.0086 0.0133 0.0069 0.0189 0.0079 0.0174 0.0107 0.0131 0.0094 0.0204 0.0163 0.0304 0.0162 0.0239 0.0207 0.0276 0.0149 0.0229 0.019 0.0238 2007 0.0037 0.0085 0.0053 0.0117 0.006 0.0199 0.0126 0.0322 0.0152 0.0238 0.0198 0.0297 0.0163 0.0232 0.0193 0.0277 2009 0.0095 0.0146 0.0109 0.0228 0.0132 0.0183 0.0158 0.0245 2010 0.0128 0.013 0.0094 0.0173 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0.008 0.0175 0.0116 0.0162 0.0128 0.0134 0.0115 0.0154 0.0151 0.0118 0.0075 0.0097 0.007 0.0081 0.0078 0.0103 0.0086 0.012 0.0062 0.0078 0.0076 0.007 0.0071 0.0083 0.009 0.0148 0.0112 0.0132 0.012 0.0153 0.0124 0.0132 0.0135 0.0149 2003 0.003 0.0102 0.0065 0.0194 0.0093 0.0161 0.0101 0.0157 0.008 0.013 0.0081 0.0137 0.0091 0.0137 0.0107 0.0155 0.0075 0.0113 0.0099 0.0084 0.0094 0.0127 0.0125 0.0201 0.0148 0.0163 0.0168 0.0186 0.0121 0.0161 0.0148 0.016 2004 0.0098 0.0158 0.0105 0.019 0.0082 0.0155 0.0084 0.0143 0.0096 0.015 0.0108 0.0184 0.0088 0.014 0.0122 0.0089 0.0096 0.0154 0.0142 0.0228 0.0142 0.0179 0.0178 0.0189 0.0125 0.0172 0.0148 0.0172 2005 0.0088 0.013 0.0073 0.0169 0.0086 0.0183 0.0103 0.0229 0.0097 0.0199 0.0132 0.0122 0.01 0.0183 0.016 0.0284 0.014 0.0229 0.0203 0.0226 0.0125 0.0194 0.0166 0.0196 2006 0.0086 0.0133 0.0069 0.0189 0.0079 0.0174 0.0107 0.0131 0.0094 0.0204 0.0163 0.0304 0.0162 0.0239 0.0207 0.0276 0.0149 0.0229 0.019 0.0238 2007 0.0037 0.0085 0.0053 0.0117 0.006 0.0199 0.0126 0.0322 0.0152 0.0238 0.0198 0.0297 0.0163 0.0232 0.0193 0.0277 2009 0.0095 0.0146 0.0109 0.0228 0.0132 0.0183 0.0158 0.0245 2010 0.0128 0.013 0.0094 0.0173 Delinquencies show seasonal trends associated with groups of borrowers entering repayment at the same time after the grace period following graduation Delinquency has continued to improve since 2009

Private Credit ABS Trusts 90+ Day Delinquencies As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance and the current economic environment Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance Because they are paying, fewer delinquent borrowers are expected to default 73 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0.012 0.0054 0.0091 0.0077 0.0118 0.0121 0.0154 0.0155 0.0197 0.013 0.0137 0.0148 0.0076 0.0079 0.0084 0.0087 0.0079 0.0158 0.0092 0.008 0.008 0.0107 0.0097 0.0101 0.0144 0.0216 0.0332 0.0306 0.0343 0.0349 0.0344 0.0325 0.0317 0.032 2003 0.003 0.0056 0.0089 0.0089 0.0141 0.0144 0.0184 0.0125 0.0162 0.0156 0.0074 0.0088 0.0103 0.0116 0.0117 0.0179 0.0136 0.0111 0.0126 0.0141 0.0124 0.0156 0.0179 0.0294 0.0465 0.0429 0.0413 0.0451 0.0455 0.0415 0.0379 0.0372 2004 0.0108 0.0126 0.0145 0.0121 0.0159 0.0145 0.0087 0.0096 0.0114 0.0145 0.0128 0.0183 0.0171 0.0146 0.0139 0.0166 0.0161 0.0181 0.0201 0.0324 0.0534 0.0462 0.0446 0.0487 0.0489 0.0439 0.0394 0.0389 2005 0.0028 0.0123 0.0052 0.008 0.0099 0.0137 0.0098 0.0159 0.0197 0.0203 0.0179 0.022 0.0223 0.0248 0.0234 0.0378 0.0647 0.0526 0.0497 0.0558 0.0583 0.0506 0.0436 0.0443 2006 0.009 0.0101 0.008 0.0113 0.0147 0.0162 0.0138 0.0201 0.0234 0.0262 0.0239 0.039 0.0661 0.0551 0.0499 0.0543 0.0621 0.0544 0.046 0.0471 2007 0.0033 0.0041 0.0048 0.0094 0.0151 0.0183 0.02 0.03 0.063 0.0492 0.0453 0.0507 0.0614 0.0565 0.0441 0.0454 2009 0.0077 0.0186 0.0252 0.0267 0.0393 0.0376 0.0327 0.0349 2010 0.0196 0.0177 0.0195 0.0203 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0.012 0.0054 0.0091 0.0077 0.0118 0.0121 0.0154 0.0155 0.0197 0.013 0.0137 0.0148 0.0076 0.0079 0.0084 0.0087 0.0079 0.0158 0.0092 0.008 0.008 0.0107 0.0097 0.0101 0.0144 0.0216 0.0332 0.0306 0.0343 0.0349 0.0344 0.0325 0.0317 0.032 2003 0.003 0.0056 0.0089 0.0089 0.0141 0.0144 0.0184 0.0125 0.0162 0.0156 0.0074 0.0088 0.0103 0.0116 0.0117 0.0179 0.0136 0.0111 0.0126 0.0141 0.0124 0.0156 0.0179 0.0294 0.0465 0.0429 0.0413 0.0451 0.0455 0.0415 0.0379 0.0372 2004 0.0108 0.0126 0.0145 0.0121 0.0159 0.0145 0.0087 0.0096 0.0114 0.0145 0.0128 0.0183 0.0171 0.0146 0.0139 0.0166 0.0161 0.0181 0.0201 0.0324 0.0534 0.0462 0.0446 0.0487 0.0489 0.0439 0.0394 0.0389 2005 0.0028 0.0123 0.0052 0.008 0.0099 0.0137 0.0098 0.0159 0.0197 0.0203 0.0179 0.022 0.0223 0.0248 0.0234 0.0378 0.0647 0.0526 0.0497 0.0558 0.0583 0.0506 0.0436 0.0443 2006 0.009 0.0101 0.008 0.0113 0.0147 0.0162 0.0138 0.0201 0.0234 0.0262 0.0239 0.039 0.0661 0.0551 0.0499 0.0543 0.0621 0.0544 0.046 0.0471 2007 0.0033 0.0041 0.0048 0.0094 0.0151 0.0183 0.02 0.03 0.063 0.0492 0.0453 0.0507 0.0614 0.0565 0.0441 0.0454 2009 0.0077 0.0186 0.0252 0.0267 0.0393 0.0376 0.0327 0.0349 2010 0.0196 0.0177 0.0195 0.0203

Private Credit ABS Trusts Annualized Gross Charge-offs (1) For SLM Private Credit Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died . Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Credit Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option. Charge-offs declines in the latter half of 2009, after an increase resulting from changes to forbearance policy 74 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0.0002 0.0012 0.0032 0.0014 0.0022 0.0016 0.0069 0.0047 0.0091 0.0146 0.008 0.0199 0.0218 0.012 0.0084 0.0132 0.0132 0.0308 0.0302 0.027 0.0204 0.0251 0.0227 0.0237 0.0286 0.0329 0.0467 0.0599 0.0406 0.0348 0.0383 0.0434 0.0399 0.034 2003 0.0004 0.0019 0.001 0.0011 0.0054 0.0056 0.0051 0.0075 0.0057 0.0143 0.0153 0.0087 0.0074 0.0116 0.0128 0.0337 0.0322 0.0335 0.0245 0.0343 0.0333 0.0298 0.0357 0.0401 0.0627 0.084 0.0627 0.0457 0.049 0.0537 0.0445 0.0445 2004 0.0018 0.0079 0.0036 0.0049 0.0043 0.008 0.0075 0.0062 0.0061 0.0075 0.0102 0.0327 0.0299 0.0337 0.0278 0.036 0.037 0.0356 0.0402 0.0426 0.0677 0.0922 0.0641 0.0495 0.0585 0.061 0.0485 0.0448 2005 0.0015 0.0026 0.0033 0.0012 0.0038 0.0025 0.0033 0.0136 0.0175 0.0237 0.0254 0.0402 0.0419 0.0366 0.039 0.0445 0.0706 0.1031 0.0696 0.0546 0.0663 0.0754 0.0559 0.0509 2006 0.0016 0.0021 0.0027 0.0131 0.0135 0.0142 0.018 0.0248 0.0324 0.0349 0.0306 0.0385 0.0609 0.0974 0.0699 0.0615 0.0593 0.0781 0.0653 0.0533 2007 0.0065 0.0082 0.01 0.0137 0.0215 0.0261 0.0262 0.0352 0.0492 0.0961 0.0642 0.0583 0.0634 0.0833 0.0697 0.0558 2009 0.0038 0.0085 0.0237 0.0302 0.0382 0.0633 0.0527 0.0467 2010 0.0141 0.0078 0.021 0.0274 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0.0002 0.0012 0.0032 0.0014 0.0022 0.0016 0.0069 0.0048 0.0091 0.0148 0.008 0.0199 0.0218 0.012 0.0084 0.0132 0.0132 0.0308 0.0302 0.027 0.0205 0.0253 0.0227 0.0237 0.0286 0.0327 0.0467 0.0599 0.0406 0.0348 0.0383 0.0434 0.0399 0.034 2003 0.0004 0.0019 0.001 0.0011 0.0054 0.0056 0.0051 0.0075 0.0057 0.0143 0.0154 0.0087 0.0074 0.0116 0.0128 0.0337 0.0321 0.0336 0.0247 0.0343 0.0331 0.0298 0.0358 0.0399 0.0627 0.084 0.0627 0.0457 0.049 0.0537 0.0445 0.0445 2004 0.0018 0.0079 0.0036 0.0049 0.0043 0.008 0.0075 0.0062 0.0061 0.0075 0.0102 0.0328 0.0299 0.0337 0.0278 0.0361 0.037 0.0356 0.0402 0.0426 0.0677 0.0922 0.0641 0.0495 0.0585 0.061 0.0485 0.0448 2005 0.0015 0.0025 0.0033 0.0012 0.0038 0.0025 0.0033 0.0137 0.0176 0.0237 0.0254 0.0403 0.042 0.0366 0.039 0.0444 0.0706 0.1031 0.0696 0.0546 0.0663 0.0754 0.0559 0.0509 2006 0.0016 0.0021 0.0027 0.0132 0.0136 0.0143 0.018 0.0248 0.0324 0.035 0.0306 0.0388 0.0609 0.0974 0.0699 0.0615 0.0593 0.0781 0.0653 0.0533 2007 0.0065 0.0082 0.0101 0.0138 0.0215 0.0261 0.0262 0.0352 0.0492 0.0961 0.0642 0.0583 0.0634 0.0833 0.0697 0.0558 2009 0.0038 0.0085 0.0237 0.0302 0.0382 0.0633 0.0527 0.0467 2010 0.0141 0.0078 0.021 0.0274

Private Credit ABS Trusts Historical Cumulative Gross Charge-Offs(1) (1) For SLM Private Credit Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died . Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Credit Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option. 75 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 2002 0 0.0002 0.0006 0.0009 0.0012 0.0014 0.0026 0.0034 0.0049 0.0075 0.0089 0.0123 0.0159 0.0179 0.0192 0.0213 0.0233 0.028 0.0323 0.0361 0.0389 0.0422 0.0452 0.0482 0.0519 0.056 0.0618 0.0691 0.0739 0.0779 0.0822 0.087 0.0912 0.0946 2003 0 0.0001 0.0002 0.0003 0.0009 0.0015 0.0022 0.0033 0.0041 0.0061 0.0083 0.0096 0.0107 0.0124 0.0143 0.0192 0.0238 0.0284 0.0317 0.0363 0.0407 0.0446 0.0495 0.0548 0.0633 0.0744 0.0825 0.0883 0.0944 0.101 0.1062 0.1114 2004 0.0001 0.0006 0.0009 0.0013 0.0018 0.0026 0.0035 0.0042 0.005 0.006 0.0074 0.012 0.0161 0.0207 0.0245 0.0294 0.0345 0.0394 0.0452 0.0514 0.0614 0.0747 0.0839 0.0909 0.0991 0.1075 0.114 0.1199 2005 0.0001 0.0001 0.0003 0.0004 0.0007 0.0009 0.0013 0.0027 0.0046 0.0071 0.0102 0.0149 0.0201 0.0247 0.0305 0.0371 0.0478 0.0635 0.0742 0.0825 0.0926 0.1039 0.1122 0.1197 2006 0 0.0001 0.0003 0.0012 0.0022 0.0033 0.005 0.0074 0.0107 0.0145 0.0187 0.0242 0.0331 0.0476 0.0585 0.0682 0.0777 0.0902 0.1004 0.1088 2007 0.0003 0.0007 0.0014 0.0024 0.004 0.0063 0.0092 0.0134 0.0195 0.0319 0.0412 0.0498 0.0593 0.0721 0.0833 0.0923 2009 0.0002 0.0011 0.0039 0.0082 0.0137 0.0205 0.0266 0.032 2010 0.0004 0.0016 0.0051 0.0098 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002 0 0.0002 0.0006 0.0009 0.0012 0.0014 0.0026 0.0033 0.0049 0.0075 0.0089 0.0123 0.0159 0.0178 0.0192 0.0212 0.0233 0.0279 0.0323 0.0361 0.0388 0.0422 0.0451 0.0481 0.0518 0.056 0.0618 0.0691 0.0739 0.0779 0.0822 0.087 0.0912 0.0946 2003 0 0.0001 0.0002 0.0003 0.0009 0.0015 0.0022 0.0033 0.0041 0.0061 0.0083 0.0096 0.0107 0.0123 0.0143 0.0192 0.0238 0.0284 0.0317 0.0362 0.0406 0.0446 0.0494 0.0548 0.0633 0.0744 0.0825 0.0883 0.0944 0.101 0.1062 0.1114 2004 0.0001 0.0006 0.0009 0.0013 0.0018 0.0026 0.0035 0.0042 0.005 0.006 0.0074 0.012 0.0161 0.0206 0.0245 0.0293 0.0344 0.0393 0.0452 0.0514 0.0614 0.0747 0.0839 0.0909 0.0991 0.1075 0.114 0.1199 2005 0.0001 0.0001 0.0003 0.0004 0.0007 0.0009 0.0013 0.0027 0.0046 0.0071 0.0102 0.0149 0.02 0.0247 0.0304 0.0371 0.0478 0.0635 0.0742 0.0825 0.0926 0.1039 0.1122 0.1197 2006 0 0.0001 0.0003 0.0012 0.0022 0.0033 0.005 0.0073 0.0107 0.0145 0.0187 0.0241 0.0331 0.0476 0.0585 0.0682 0.0777 0.0902 0.1004 0.1088 2007 0.0003 0.0007 0.0014 0.0023 0.004 0.0062 0.0092 0.0134 0.0195 0.0319 0.0412 0.0498 0.0593 0.0721 0.0833 0.0923 2009 0.0002 0.0011 0.0039 0.0082 0.0137 0.0205 0.0266 0.032 2010 0.0004 0.0016 0.0051 0.0098 The decline in forbearance resulted in: Increased defaults in mid 2009 A more front loaded default curve No increase in lifetime defaults

SLM Private Credit ABS Trusts Prepayment Analysis Historical SLM Private Credit ABS CPRs Constant prepayment rates increased in 2007 due to the introduction of Private Credit Consolidation loans, but then declined accordingly following SLM's decision to suspend its consolidation loan program 11/30/2002 2/28/2003 5/31/2003 8/31/2003 11/30/2003 2/29/2004 5/31/2004 8/31/2004 11/30/2004 2/28/2005 5/31/2005 8/31/2005 11/30/2005 2/28/2006 5/31/2006 8/31/2006 11/30/2006 2/28/2007 5/31/2007 8/31/2007 11/30/2007 2/29/2008 5/31/2008 8/31/2008 11/30/2008 2/28/2009 5/31/2009 8/31/2009 11/30/2009 2/28/2010 5/31/2010 8/31/2010 11/30/2010 2/28/2011 2002-A 0.02 0.01 0.01 0.01 0.01 0.02 0.02 0.03 0.04 0.05 0.07 0.05 0.06 0.07 0.09 0.08 0.11 0.11 0.09 0.07 0.08 0.0796638 0.0506014 0.0296785 0.0378599 0.0459477 0.0575351 0.0428089 0.04 0.0539 0.0505 0.0502 0.0436 2003-A 0.0236172 0.0209585 0.0213033 0.0220455 0.0266651 0.0260547 0.0330885 0.0388733 0.0594678 0.0468802 0.0474262 0.0590022 0.0766511 0.0620133 0.0898985 0.0930055 0.0822731 0.0571616 0.0651318 0.0723448 0.0400159 0.0309826 0.0302748 0.0440581 0.0537663 0.0446075 0.0422 0.0453 0.053 0.0417 0.0505 2003-B 0.0196991 0.0190606 0.0206465 0.0202833 0.0200219 0.0245259 0.0315476 0.0482446 0.0326783 0.039373 0.044897 0.0707957 0.0685625 0.1060034 0.0909016 0.083898 0.0585169 0.0683136 0.0703009 0.0340008 0.0248677 0.0264101 0.0480882 0.0548012 0.0439416 0.0357 0.0499 0.0481 0.0375 0.0414 2003-C 0.0152843 0.0160452 0.014292 0.0180218 0.0179457 0.0283099 0.0361233 0.0304271 0.0367122 0.0447702 0.0722085 0.067429 0.1017183 0.0967132 0.0777458 0.057986 0.0766992 0.0700679 0.0394381 0.0258384 0.0265827 0.0423944 0.0612165 0.0478193 0.0381 0.0507 0.0467 0.043 0.0424 2004-A 0.0187456 0.0166026 0.0164751 0.029934 0.0322261 0.0245132 0.0307617 0.0418472 0.0692516 0.0711425 0.1100171 0.0959807 0.0898134 0.0642664 0.0778312 0.0763046 0.0456288 0.0342135 0.0314773 0.0465783 0.0630928 0.0525184 0.0429 0.0568 0.0577 0.0471 0.0467 2004-B 0.0195699 0.0186244 0.0241702 0.0302471 0.0221029 0.0304168 0.03491 0.062598 0.068949 0.1246455 0.0951131 0.090922 0.0774936 0.106146 0.0770871 0.0360375 0.0190675 0.0279871 0.0387429 0.0572936 0.0393796 0.0338 0.0473 0.0489 0.0359 0.037 2005-A 0.0319776 0.022261 0.0243768 0.0328796 0.0597171 0.0610083 0.0990818 0.0793967 0.0819435 0.064987 0.1045868 0.0774438 0.035046 0.022034 0.0281992 0.0431165 0.0637462 0.0456223 0.0391 0.0552 0.0564 0.037 0.0407 2005-B 0.0242175 0.0279132 0.0573982 0.0555737 0.094908 0.0719371 0.073013 0.0529046 0.0893389 0.053968 0.0193919 0.0090836 0.026016 0.0377453 0.0562442 0.0398921 0.0317 0.0432 0.0496 0.0375 0.0337 2006-A 0.0476348 0.0500356 0.0857629 0.0634152 0.0664913 0.0531197 0.084535 0.0479257 0.0181417 0.004796 0.0206742 0.028875 0.0436172 0.0314115 0.0301 0.035 0.0432 0.0324 0.0291 2006-B 0.0447179 0.082504 0.0619091 0.0673478 0.0496674 0.0736355 0.0500849 0.0206313 0.0092511 0.0193932 0.035702 0.058597 0.0390277 0.039 0.0396 0.0519 0.0417 0.0361 2006-C 0.0677068 0.0683649 0.0645688 0.0526468 0.0767421 0.0501633 0.018449 0.0067291 0.0240394 0.036308 0.058273 0.0421232 0.0378 0.0464 0.0593 0.0408 0.0357 2007-A 0.0552171 0.0457742 0.0630612 0.0417 0.0151288 0.0051492 0.0167467 0.0214936 0.0408746 0.0260254 0.026 0.034 0.0429 0.034 0.0296 2009-B 0.0058429 0.0109238 0.0179 0.0235 0.0332 0.023 0.0241 2009-C 0.0319 0.0261 0.0284 2009-D 0.0267 0.0219 0.0228 2009-CTL 0.1156 0.1081 0.1039 2009-CTP 0.0851 0.068 0.0713 2010-AL 0.0241 0.0282 0.0304 2010-AP 0.0227 0.0254 0.0301 2010-B 0.0246 0.0319 2010-C 0.0052 0.0192 76

COHORT DEFAULT TRIANGLES

- The following cohort default triangles provide loan performance information for certain private education loans of SLM Corporation and its consolidated subsidiaries that meet such subsidiaries' current securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate[(1)], Direct-to-Consumer ("DTC")[(2)], and Career Training[(3)] loans
  - FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application and must be at least:
    - Undergraduate/Graduate at not-for-profit schools: ≥ 640
    - Undergraduate/Graduate at for-profit schools: ≥ 670
    - DTC loans: ≥ 670
    - Career Training loans: ≥ 670
  - Excludes loans made at selected schools that have historically experienced higher rates of default
- The cohort default triangles are not representative of the characteristics of the portfolio of private education loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust. Triangles report gross charge-offs not defaults. Calculations are based on disbursed principal which excludes capitalized interest. Results overstate actual default statistics.

(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

77
SallieMae

The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, co-borrower status, and school type Terms and calculations used in the cohort default triangles are defined below: Repayment Year - The calendar year loans entered repayment Disbursed Principal Entering Repayment - The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization Years in Repayment - Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment. Periodic Defaults - Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year Defaulted principal includes any interest capitalization that occurred prior to default Defaulted principal is not reduced by any amounts recovered after the loan defaulted Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest Total - The sum of Periodic Defaults across Years in Repayment for each Repayment Year COHORT DEFAULT TRIANGLES 78

COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) 79

Undergraduate/Graduate(1) Without Co-signer Undergraduate/Graduate(1) With Co-signer COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. 80

COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Non-Profit Undergraduate/Graduate(1) For-Profit 81

Undergraduate/Graduate(1) Loans, FICO 740-850(2) Undergraduate/Graduate(1) Loans, FICO 700-739(2) COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. 82

COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. Undergraduate/Graduate loans marketed under the Signature Student Loan brand. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Undergraduate/Graduate(1) Loans, FICO 670-699(2) Undergraduate/Graduate(1) Loans, FICO 640-669(2) 83

COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. DTC With Co-signer, FICO ^ 670(1) DTC Without Co-signer, FICO ^ 670(1) 84

COHORT DEFAULT TRIANGLES Note: Data as of 3/31/11. Cohort default data not representative of Sallie Mae's entire managed portfolio. Please refer to section preamble on pages 77 and 78 for details. FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application. Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year. Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year. Career Training Loans, 670+ FICO(1) 85

RECENT PRIVATE LOAN ABS TRUST PERFORMANCE Sallie Mae is currently collecting payments from a much higher percentage of delinquent borrowers than in the past Delinquent borrowers who have made at least one payment during delinquency are far less likely to default 86

Recoveries As of year end 2010, Sallie Mae expects to collect 27 percent of a defaulted loan's balance, on average, across its private education loan portfolio Recoveries are typically realized over many years as a result of the prevalent use of long-term payment plans While student loans are non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy In 2005, Sallie Mae changed its recovery practices, leading to an increase in overall recoveries and earlier collection of recovered amounts Loans that defaulted in 1998-2003 had recovery rates of 7 - 14% five years after default The 2005 cohort had a recovery rate of 22.5% five years after default Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans 87

SLM Appendix

GAAP to Core Earnings Reconciliation 89

90 Additional Information Available at www.salliemae.com